EXHIBIT 99.1

                         MASTER TERMS PURCHASE AGREEMENT

            This Master Terms Purchase Agreement, dated as of June 28, 2006 ("Master Terms Purchase Agreement"), among The Student Loan Corporation ("SLC"), SLC Student Loan Receivables I, Inc. ("SLC Receivables") and Citibank, N.A., not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") for the benefit of SLC Receivables under the Eligible Lender Trust Agreement, dated as of June 28, 2006, between SLC Receivables and the Eligible Lender Trustee, and as Eligible Lender Trustee for the benefit of SLC under the Trust Agreement, dated as of August 30, 2003, between SLC and the Eligible Lender Trustee, shall be effective upon execution by the parties hereto. References to SLC Receivables herein mean the Eligible Lender Trustee for all purposes involving the holding or transferring of legal title to the Eligible Loans.

            WHEREAS, SLC is the beneficial owner of certain student loans guaranteed under the Higher Education Act, legal title to which student loans is held by the Eligible Lender Trustee on behalf of SLC;

            WHEREAS, SLC may desire to sell its interest in such loans from time to time and SLC Receivables may desire to purchase such loans from SLC; and

            WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such Loans on behalf of SLC Receivables.

            NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

            Section 1. Terms. This Master Terms Purchase Agreement establishes the terms under which SLC (and with respect to legal title, the Eligible Lender Trustee on behalf of SLC) may sell, and SLC Receivables (and with respect to legal title, the Eligible Lender Trustee on behalf of SLC Receivables) may purchase, the Loans (and all obligations of the Borrowers thereunder) specified on each Purchase Agreement as the parties may execute from time to time pursuant to this Master Terms Purchase Agreement. Each such Purchase Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of this Master Terms Purchase Agreement, and shall be a separate agreement among SLC, SLC Receivables and the Eligible Lender Trustee on behalf of SLC and SLC Receivables with respect to the Loans covered by the terms of such Purchase Agreement. If the terms of a Purchase Agreement conflict with this Master Terms Purchase Agreement, the terms of such Purchase Agreement shall supersede and govern.

            Section 2. Definitions. Capitalized terms used but not otherwise defined herein, including in the related Purchase Agreement and Bill of Sale, shall have the definitions set forth in Appendix A to the Indenture, dated as of June 28, 2006, among SLC Student Loan Trust 2006-1 (the "Trust"), the Eligible Lender Trustee on behalf of the Trust, U.S. Bank National Association, as indenture trustee (the "Indenture Trustee") and Citibank, N.A., as indenture administrator (the "Indenture Administrator"), as may be amended or supplemented from time to time.

            For purposes hereof:

            (A) "Account" means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

            (B) "Bill of Sale" means each document in the form of Attachment C hereto, executed by an authorized officer of SLC, the Eligible Lender Trustee on behalf of SLC, SLC Receivables and the Eligible Lender Trustee on behalf of SLC Receivables, which shall (i) set forth the Purchased Loans offered by SLC and the Eligible Lender Trustee on behalf of SLC and accepted for purchase by SLC Receivables (legal title to which shall be held by the Eligible Lender Trustee on behalf of SLC Receivables), (ii) sell, assign and convey to SLC Receivables and its assignees, all rights, title (and with respect to legal title, to the Eligible Lender Trustee on behalf of SLC Receivables) and interest of SLC and of the Eligible Lender Trustee on behalf of SLC, in the Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by SLC pursuant to Sections 5(A) and (B) of this Master Terms Purchase Agreement are true and correct.

            (C) "Borrower" means the obligor on a Loan.

            (D) "Consolidation Loan" means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

            (E) "Cutoff Date" means the Payment Cutoff Date, and with respect to substitutions hereunder, a date agreed to by SLC and SLC Receivables to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.

            (F) "Eligible Loan" means a Loan offered for sale by SLC under the Purchase Agreement, dated as of the Closing Date, or substituted by SLC under any other Purchase Agreement entered into after the Closing Date, which as of the Cutoff Date, or in the case of a Purchase Agreement entered into after the Closing Date, as of the related Purchase Date, is current or not more past due than permitted under such Purchase Agreement in payment of principal or interest and which meets the following criteria as of the Cutoff Date or as of the applicable Purchase Date, in the case of any Loan substituted pursuant to this Master Terms Purchase Agreement after the Closing Date:

            (i) is a Consolidation Loan;

            (ii) is owned by SLC and is fully disbursed;

            (iii) is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan, and such Guarantor is, in turn, reinsured by the Department of Education in accordance with the Higher Education Act;

            (iv) bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

            (v) is eligible for the payment of the quarterly special allowance at the three-month financial commercial paper rate;

            (vi) if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

            (vii) is current or no payment of principal or interest shall be more than 210 days past due;

            (viii) contains terms in accordance with those required by FFELP, the Guarantee Agreement and other applicable requirements;

            (ix) is more than 180 days past the final disbursement;

            (x) does not have a borrower who is noted in the related records of the Servicer as being currently involved in a bankruptcy proceeding; and

            (xi) is supported by the following documentation:

                  1. loan application, and any supplement thereto,

                  2. original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

                  3. evidence of guarantee,

                  4. any other document and/or record which SLC Receivables may be required to retain pursuant to the Higher Education Act,

                  5. if applicable, payment history (or similar document)
            including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Cutoff Date, or, in the case of any Loan substituted pursuant to this Master Terms Purchase Agreement after the Closing Date, as of the related Purchase Date and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower's behalf to principal and interest on the Loan,

                  6. if applicable, documentation which supports periods of
            current or past deferment or past forbearance,

                  7. if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

                  8. if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

                  9. if applicable, evidence of requests for pre-claims
            assistance, and evidence that the Borrower's school(s) have been notified, and

                  10. if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file.

            (G) "Initial Payment" means the dollar amount specified as the "Initial Payment" in the applicable Purchase Agreement.

            (H) "Loan" means the Eligible Loans evidenced by the Note sold on the Closing Date, or the Eligible Loans evidenced by the Note substituted on the related Purchase Date in the case of any Loans substituted pursuant to this Master Terms Purchase Agreement after the Closing Date, pursuant to the related Purchase Agreement and related documentation together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

            (I) "Loan Transmittal Summary Forms" means the forms related to each Bill of Sale provided to SLC by SLC Receivables and completed by SLC that list, by Borrower, (i) the Loans subject to the related Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereof as of the Cutoff Date, or as of the related Purchase Date, in the case of any Loan substituted pursuant to this Master Terms Purchase Agreement after the Closing Date.

            (J) "Master Terms Sale Agreement" means the Master Terms Sale Agreement, dated as of June 28, 2006, among SLC Receivables, as Seller, SLC Student Loan Trust 2006-1, as Purchaser, and Citibank, N.A., as Eligible Lender Trustee on behalf of SLC and SLC Receivables.

            (K) "Note" means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

            (L) "Payment Cutoff Date" means the Closing Date or, in the case of Loans substituted pursuant to this Master Terms Purchase Agreement after the Closing Date, the related Purchase Date as specified in the related Purchase Agreement.

            (M) "PLUS Loan" means a Loan that was made pursuant to the PLUS Program established under Section 428B of the Higher Education Act (or predecessor provisions).

            (N) "Principal Balance" means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

            (O) "Purchase Agreement" means a Purchase Agreement (including any attachments thereto), substantially in the form of Attachment A hereto, of which this Master Terms Purchase Agreement forms a part by reference.

            (P) "Purchase Date" means with respect to any purchase or substitution, the date of the related Bill of Sale.

            (Q) "Purchase Price" means the Initial Payment.

            (R) "Purchased Loans" means, with respect to each Purchase Agreement, the Loans offered for sale and purchased or substituted pursuant to such Purchase Agreement.

            (S) "Secretary" means the United States Secretary of Education or any successor.

            (T) "SLS Loan" means a Loan which was made pursuant to the Supplemental Loans for Students Program established under Section 428A of the Higher Education Act (or predecessor provisions), including Loans referred to as ALAS Loans or Student PLUS Loans.

            (U) "Stafford Loan" means a Subsidized Stafford Loan or an Unsubsidized Stafford Loan.

            (V) "Subsidized Stafford Loan" means a Loan for which the interest rate is governed by Section 427A(a) or 427A(d) of the Higher Education Act.

            (W) "Trust Certificate" means the certificate, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(m) and 2.9(f) of the Administration Agreement.

            (X) "Trust Student Loan" means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date plus any student loan that is permissibly substituted for a Trust Student Loan by the Depositor pursuant to Section 6 of the Sale Agreement or by the Servicer pursuant to
Section 3.5 of the Servicing Agreement, but shall not include any Purchased Student Loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto or any Liquidated Student Loan following receipt by or on behalf of the Trust of Liquidation Proceeds with respect thereto or following such Liquidated Student Loan having otherwise been written off by the Servicer.

            (Y) "Unsubsidized Stafford Loan" means a Loan made pursuant to
Section 428H of the Higher Education Act.

            Section 3. Sale/Purchase.

            (A) Consummation of Sale and Purchase. The sale and purchase of Eligible Loans pursuant to the Purchase Agreement to be dated as of the Closing Date shall be consummated upon (i) SLC Receivables's receipt from SLC of the related Bill of Sale, (ii) the payment by SLC Receivables to SLC of the Initial Payment and (iii) the assignment to SLC of the Trust Certificate. Upon consummation, such sale and purchase shall be effective as of the date of the Bill of Sale. SLC and SLC Receivables shall use their best efforts to perform promptly their respective obligations pursuant to such Purchase Agreement with respect to each Loan.

            (B) Settlement of the Initial Payment. On the Closing Date, SLC Receivables shall pay to SLC the Initial Payment by wire transfer of immediately available funds to the account specified by SLC.

            (C) Interest Subsidy and Special Allowance Payments and Rebate Fees. SLC shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on the Loans up to but not including the related Payment Cutoff Date, and shall be responsible for the payment of rebate fees, if any, applicable to Purchased Loans accruing up to but not including the related Payment Cutoff Date. SLC Receivables and the Eligible Lender Trustee on behalf of SLC Receivables shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Purchased Loans accruing from, and including, the related Payment Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to Purchased Loans accruing from, and including, the Payment Cutoff Date.

            (D) Special Programs. If any special programs not required by the Higher Education Act are in effect for the Trust Student Loans on any Distribution Date on or after the March 2009 Distribution Date when the Outstanding Amount of the Notes exceeds the Pool Balance plus the Reserve Account Balance as of the end of the related Collection Period, SLC shall either contribute funds to the Collection Account in an amount equal to the interest that otherwise would have been paid on such Trust Student Loans in the absence of such special programs or terminate such special programs.

            (E) Intent of the Parties. With respect to each sale of Loans pursuant to this Master Terms Purchase Agreement and the related Purchase Agreements, it is the intention of SLC, the Eligible Lender Trustee and SLC Receivables, and SLC hereby warrants that, the transfer and assignment constitute a valid sale of such Loans from SLC (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of SLC) to SLC Receivables (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of SLC Receivables), and that the beneficial interest in and title to such Loans not be part of SLC's estate in the event of the bankruptcy of SLC or the appointment of a receiver with respect to SLC. If such transfer and assignment is deemed to be a pledge and not a sale, then the parties also intend and agree that SLC shall be deemed to have granted, and in such event does hereby grant, to SLC Receivables (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of SLC Receivables), a first priority security interest in all of its right, title and interest in, to and under such Loans, all payments of principal or interest on such Loans due after the Cutoff Date, all other payments made in respect of such Loans after the Cutoff Date and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such transfer and assignment is deemed to be a pledge and not a sale, SLC and the Eligible Lender Trustee on behalf of SLC consent to SLC Receivables and the Eligible Lender Trustee on behalf of SLC Receivables, hypothecating and transferring such security interest in favor of the Indenture Trustee and transferring the obligation secured thereby to the Indenture Trustee.

            Section 4. Conditions Precedent to Purchase or Substitution. Any purchase or substitution of Loans pursuant to this Master Terms Purchase Agreement is subject to the following conditions precedent being satisfied (and the Purchaser, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

            (A) Activities Prior to the Related Purchase Date. SLC shall provide any assistance requested by SLC Receivables in determining that all required documentation on the related Loans is present and correct.

            (B) Continued Servicing. Following the execution of each Purchase Agreement, SLC shall service, or cause to be serviced, all Loans subject to such Purchase Agreement as required under the Higher Education Act until the date of the related Bill of Sale.

            (C) Bill of Sale/Loan Transmittal Summary Form.

            SLC shall deliver to SLC Receivables:

            (i) a Bill of Sale that (a) has been duly authorized, executed and delivered, by an authorized officer of SLC, covering the applicable Loans offered by SLC, (b) has been accepted by SLC Receivables as set forth thereon, selling, assigning and conveying to SLC Receivables and its assignees all right, title (and with respect to legal title, to the Eligible Lender Trustee on behalf of SLC Receivables) and interest of SLC, including the insurance interest of SLC, in each of the related Loans, and
      (c) states that the representations and warranties made by SLC in Sections 5(A) and (B) of this Master Terms Purchase Agreement are true and correct on and as of the date of the Bill of Sale; and

            (ii) the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

            (D) Endorsement. SLC and the Eligible Lender Trustee on behalf of SLC shall provide a blanket endorsement transferring the entire interest of SLC (and with respect to legal title, the Eligible Lender Trustee on behalf of SLC) in the Loans to SLC Receivables (and with respect to legal title, to the Eligible Lender Trustee on behalf of SLC Receivables) with the form of endorsement provided for in the related Purchase Agreement.

            At the direction of and in such form as SLC Receivables may designate, SLC also agrees to individually endorse any Eligible Loan as SLC Receivables may request from time to time.

            (E) Officer's Certificate. SLC shall furnish to SLC Receivables, with each Bill of Sale provided in connection with each purchase or substitution of Loans pursuant to this Master Terms Purchase Agreement, an Officer's Certificate, dated as of the date of such Bill of Sale.

            (F) Loan Transfer Statement. Upon SLC Receivables's request, SLC shall deliver to SLC Receivables one (1) or more Loan Transfer Statements (Department of Education Form OE 1074 or its equivalent) provided by SLC Receivables, executed by SLC and dated the date of the related Bill of Sale. SLC and the Eligible Lender Trustee on behalf of SLC agree that SLC Receivables and the Eligible Lender Trustee on behalf of SLC Receivables may use the related Bill of Sale, including the Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by SLC and the Eligible Lender Trustee on behalf of SLC to SLC Receivables and the Eligible Lender Trustee on behalf of SLC Receivables of the Loans listed on the related Bill of Sale.

            (G) Power of Attorney. SLC and the Eligible Lender Trustee on behalf of SLC hereby grant to SLC Receivables and the Eligible Lender Trustee on behalf of SLC Receivables, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of SLC any Eligible Loan to evidence the transfer of such Eligible Loan to SLC Receivables and the Eligible Lender Trustee for the benefit of SLC Receivables and to cause to be transferred physical possession of any Note from SLC or the Servicer to SLC Receivables or any custodian on its behalf.

            Section 5. Representations and Warranties of SLC and the Eligible Lender Trustee.

            (A) General. SLC and the Eligible Lender Trustee represent and warrant to SLC Receivables that with respect to a portfolio of Loans, as of the date of each Purchase Agreement and Bill of Sale:

            (i) The Eligible Lender Trustee is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

            (ii) The Eligible Lender Trustee is duly incorporated and existing under the laws of its governing jurisdiction;

            (iii) SLC is duly incorporated and existing under the laws of its governing jurisdiction;

            (iv) The Eligible Lender Trustee and SLC have all requisite power and authority to enter into and to perform the terms of the Master Terms Purchase Agreement and that Purchase Agreement and Bill of Sale; and

            (v) The Eligible Lender Trustee and SLC will not, with respect to any Loan purchased under Purchase Agreements executed pursuant to this Master Terms Purchase Agreement, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of SLC Receivables.

            (B) Particular. SLC represents and warrants to SLC Receivables as to the Purchased Loans purchased by SLC Receivables or substituted by SLC under the related Purchase Agreement and each Bill of Sale executed pursuant to this Master Terms Purchase Agreement as of the date of the related Purchase Agreement, or as of the date otherwise noted:

            (i) SLC has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to those Loans;

            (ii) This Master Terms Purchase Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Loans in favor of the Eligible Lender Trustee, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from SLC;

            (iii) The Purchased Loans constitute "Accounts" within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

            (iv) As of the Cutoff Date, or, in the case of any purchase following the Closing Date, as of the date of the related Purchase Agreement, the Purchased Loans are Eligible Loans and the description of the Loans set forth in the related Purchase Agreement and the related Loan Transmittal Summary Form is true and correct;

            (v) SLC is authorized to sell, assign, transfer, substitute and repurchase the Purchased Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchase or substitution by SLC, will be made pursuant to and consistent with the laws and regulations under which SLC operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which SLC is a party or by which SLC or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

            (vi) The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

            (vii) No consents and approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Eligible Lender Trustee;

            (viii) As of the Cutoff Date, or, in the case of any purchase following the Closing Date, as of the date of the related Purchase Agreement, each Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; as of the Cutoff Date, or, in the case of any purchase following the Closing Date, as of the date of the related Purchase Agreement, such guarantee is in full force and effect and is freely transferable to the Eligible Lender Trustee on behalf of SLC Receivables as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Bill of Sale;

            (ix) Any payments on the Purchased Loans received by SLC that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the applicable Purchased Loans as of the Cutoff Date or, in the case of any substituted Loans, the related Payment Cutoff Date, as stated on the related Loan Transmittal Summary Form is true and correct;

            (x) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Purchased Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

            (xi) All origination fees authorized to be collected pursuant to
      Section 438 of the Higher Education Act have been paid to the Secretary;

            (xii) Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

            (xiii) No Loan is more than two hundred ten (210) days past due as of the Cutoff Date, or, in the case of any purchase following the Closing Date, as of the date of the related Purchase Agreement, and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither SLC nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

            (xiv) SLC hereby warrants that the transfer and assignment herein contemplated constitute a valid sale of the Loans from SLC to the Eligible Lender Trustee, for the benefit of and on behalf of SLC Receivables, and that the beneficial interest in and title to such Loans not be part of SLC's estate in the event of the bankruptcy of SLC or the appointment of a receiver with respect to SLC;

            (xv) With respect to the first sale of Loans from SLC (and with respect to legal title of such Loans, the Eligible Lender Trustee for the benefit of and on behalf of the SLC) to SLC Receivables (and with respect to legal title of such Loans, the Eligible Lender Trustee for the benefit of and on behalf of the SLC Receivables), SLC has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to SLC Receivables hereunder;

            (xvi) Except for Purchased Loans executed electronically, there is only one original executed copy of the Note evidencing each Purchased Loan. For Purchased Loans that were executed electronically, the Servicer has possession of the electronic records evidencing the Note. The Notes that constitute or evidence the Purchased Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Eligible Lender Trustee on behalf of SLC Receivables. All financing statements filed or to be filed against SLC in favor of SLC Receivables in connection herewith describing the Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Eligible Lender Trustee";

            (xvii) Other than the security interest granted to SLC Receivables pursuant to this Agreement, SLC has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Loans. SLC has not authorized the filing of and is not aware of any financing statements against SLC that include a description of collateral covering the Purchased Loans other than any financing statement relating to the security interest granted to the Eligible Lender Trustee hereunder or any other security interest that has been terminated. SLC is not aware of any judgment or tax lien filings against SLC; and

            (xviii) No Borrower of a Purchased Loan as of the Cutoff Date or, in the case of any substitution following the Closing Date, as of the date of the related Purchase Agreement, is noted in the related Loan File as being currently involved in a bankruptcy proceeding.

            (C) The Eligible Lender Trustee represents and warrants that as of the date of each Purchase Agreement and each Bill of Sale:

            (i) The Eligible Lender Trustee is duly incorporated and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Master Terms Purchase Agreement, each Purchase Agreement and each Bill of Sale;

            (ii) The Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of this Master Terms Purchase Agreement and each Purchase Agreement, and this Master Terms Purchase Agreement and each Purchase Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Master Terms Purchase Agreement and each Purchase Agreement on its behalf;

            (iii) Neither the execution nor the delivery by it of this Master Terms Purchase Agreement and each Purchase Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

            (iv) The Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by this Master Terms Purchase Agreement, each Purchase Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

            Section 6. Repurchase of Trust Student Loans; Reimbursement. Each party to this Master Terms Purchase Agreement shall give notice to the other parties promptly, in writing, upon the discovery of any breach of SLC's representations and warranties made pursuant to Sections 5(A) and (B) hereof which has a materially adverse effect on the interest of SLC Receivables in any Trust Student Loan. In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, SLC shall repurchase any affected Trust Student Loan not later than 210 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan. In the event of such a material breach which is curable by reinstatement of the Guarantor's guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, SLC shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period. SLC shall also remit as provided in Section 2.6 of the Administration Agreement on the date of repurchase of any Trust Student Loan pursuant to this Section 6 an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6, SLC shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

            In addition, if any breach of Sections 5(A) and (B) hereof by SLC does not trigger such repurchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of SLC Receivables to repay such interest to a Guarantor), or the loss (including any obligation of SLC Receivables to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then SLC shall reimburse SLC Receivables by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where SLC reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments. At the time such payment is made, SLC shall not be required to reimburse SLC Receivables for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

            Anything in this Section 6 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by SLC or the Servicer, exceeds 1% of the Pool Balance, SLC (and the Servicer as provided in the Servicing Agreement) shall purchase, within 30 days of a written request of the Indenture Administrator on behalf of the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance. The Trust Student Loans to be purchased by SLC and the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6) with Trust Student Loans with the earliest such date to be repurchased first.

            In lieu of repurchasing Trust Student Loans pursuant to this Section 6, SLC may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

                  1. status (i.e., in-school, grace, deferment, forbearance or repayment),

                  2. program type (i.e., Unsubsidized Stafford Loan or
            Subsidized Stafford Loan (pre 1993 vs. post 1993), PLUS Loan or SLS Loan, unsubsidized or subsidized Consolidation Loan),

                  3. school type (if available),

                  4. total return,

                  5. principal balance, and

                  6. remaining term to maturity.

            In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this Section 6, SLC shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders. In connection with each substitution a Purchase Agreement and related Bill of Sale regarding such substituted Loans will be executed and delivered by the applicable parties.

            In the event that SLC elects to substitute Eligible Loans pursuant to this Section 6, SLC will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. SLC shall also remit to the Administrator an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in
Section 2.6 of the Administration Agreement.

            The sole remedy of SLC Receivables, the Indenture Trustee and the Noteholders with respect to a breach by SLC pursuant to Sections 5(A) and (B) hereof shall be to require SLC to purchase such Trust Student Loans, to reimburse SLC Receivables as provided above or to substitute Eligible Loans pursuant to this Section 6. None of the Eligible Lender Trustee, the Indenture Trustee or the Indenture Administrator shall have a duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

            In addition, the Eligible Lender Trustee shall have no responsibility for reviewing any Trust Student Loan or any documents in connection therewith to determine if a Trust Student Loan is an Eligible Loan or to determine whether any document is valid and binding, any assignments or endorsements are in proper form or to inspect, review or examine any documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose.

            Section 7. Obligation to Remit Subsequent Payments and Forward Communications. (A) Any payment received by SLC with respect to amounts accrued after the date of the related Bill of Sale for any Purchased Loan sold to SLC Receivables, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by SLC in trust for the account of SLC Receivables and SLC hereby disclaims any title to or interest in any such amounts. Within two (2) Business Days following the date of receipt, SLC shall remit to SLC Receivables an amount equal to any such payments along with a listing on a form provided by SLC Receivables identifying the Purchased Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

            (B) Any written communication received at any time by SLC with respect to any Loan subject to this Master Terms Purchase Agreement or the related Purchase Agreement shall be transmitted by SLC to the Servicer within two (2) Business Days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

            Section 8. Continuing Obligation of the Seller. SLC shall provide all reasonable assistance necessary for SLC Receivables to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period SLC owned the related Purchased Loan, or (b) a payment made or alleged to have been made to SLC. Further, SLC agrees to execute any financing statements at the request of SLC Receivables in order to reflect SLC Receivables's interest in the Loans.

            Section 9. Liability of the Seller; Indemnities. SLC shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by SLC under this Master Terms Purchase Agreement and each related Purchase Agreement.

            (i) SLC shall indemnify, defend and hold harmless SLC Receivables and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of SLC Receivables, not including any taxes asserted with respect to, and as of the date of, the sale of the Purchased Loans to the Eligible Lender Trustee on behalf of SLC Receivables, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

            (ii) SLC shall indemnify, defend and hold harmless SLC Receivables and the Eligible Lender Trustee in its individual capacity, and the officers, directors, employees and agents of SLC Receivables and the Eligible Lender Trustee from and against any and all costs, expenses (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement), losses, claims, damages and liabilities arising out of, or imposed upon such Person through, SLC's willful misfeasance, bad faith or negligence in the performance of its duties under this Master Terms Purchase Agreement, or by reason of reckless disregard of its obligations and duties under this Master Terms Purchase Agreement.

            (iii) SLC shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to this Master Terms Purchase Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (b) shall arise from any breach by the Eligible Lender Trustee of its covenants made under any of the Basic Documents; or (c) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties made in its individual capacity set forth in this Master Terms Purchase Agreement or any Purchase Agreement.

            Indemnification under this Section 9 shall survive the resignation or removal of the Eligible Lender Trustee and the termination of this Master Terms Purchase Agreement, and shall include reasonable fees and expenses of counsel and expenses of litigation. If SLC shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to SLC, without interest.

            Section 10. Merger or Consolidation of, or Assumption of the Obligations of, the Seller. Any Person (a) into which SLC may be merged or consolidated, (b) which may result from any merger or consolidation to which SLC shall be a party or (c) which may succeed to the properties and assets of SLC substantially as a whole, shall be the successor to SLC without the execution or filing of any document or any further act by any of the parties to this Master Terms Purchase Agreement; provided, however, that SLC hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than SLC, executes an agreement of assumption to perform every obligation of SLC under this Master Terms Purchase Agreement, each Purchase Agreement and each Bill of Sale; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 shall have been breached; (iii) the surviving Person, if other than SLC, shall have delivered to SLC Receivables an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Master Terms Purchase Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; and (iv) if SLC is not the surviving entity, SLC shall have delivered to SLC Receivables an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of SLC Receivables and the Eligible Lender Trustee, respectively, in the Purchased Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

            Section 11. Limitation on Liability of SLC and Others. SLC and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way SLC's obligations under Section
6). SLC shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Master Terms Purchase Agreement or any Purchase Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of SLC will constitute the sole remedy available to SLC Receivables for uncured breaches; provided, however, that the information with respect to the Purchased Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance of the Purchased Loans listed on the related Bill of Sale is less than the aggregate Principal Balance stated on the related Bill of Sale, SLC shall remit such amount to the Eligible Lender Trustee, for the benefit of and on behalf of SLC Receivables. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

            Section 12. Limitation on Liability of Eligible Lender Trustee. (A) Notwithstanding anything contained herein to the contrary, this Master Terms Purchase Agreement and any Purchase Agreement have been signed by Citibank, N.A. not in its individual capacity but solely in its capacity as Eligible Lender Trustee for SLC Receivables and in no event shall Citibank, N.A. in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of SLC Receivables under this Master

Terms Purchase Agreement or any Purchase Agreements or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of SLC Receivables.

            (B) It is expressly understood and agreed by the parties hereto that
(a) this Agreement is executed and delivered by Citibank, N.A., not individually or personally but solely as Eligible Lender Trustee for SLC and Eligible Lender Trustee for SLC Receivables, in the exercise of the powers and authority conferred and vested in it under the Eligible Lender Trust Agreements, (b) under no circumstances shall Citibank, N.A. be personally liable for the payment of any indebtedness or expenses of SLC or SLC Receivables or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by SLC or SLC Receivables under this Agreement or any other Purchase Agreement, and (c) all Persons having any claim against SLC or SLC Receivables by reason of the transactions contemplated by this Agreement or any other Purchase Agreement shall look only to SLC or SLC Receivables, respectively, for payment or satisfaction thereof.

            Section 13. Expenses. Except as otherwise provided herein or in the Indenture, SLC and SLC Receivables shall each pay its own expense incurred in connection with the preparation, execution and delivery of this Master Terms Purchase Agreement and any Purchase Agreement and the transactions contemplated herein or therein.

            Section 14. Survival of Covenants/Supersession. All covenants, agreements, representations and warranties made herein and in or pursuant to any Purchase Agreements executed pursuant to this Master Terms Purchase Agreement shall survive the consummation of the acquisition of the Purchased Loans provided for in the related Purchase Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of SLC shall bind and inure to the benefit of any successors or assigns of SLC Receivables and the Eligible Lender Trustee on behalf of SLC Receivables and shall survive with respect to each Purchased Loan. Each Purchase Agreement supersedes all previous agreements and understandings between SLC Receivables and SLC with respect to the subject matter thereof. This Master Terms Purchase Agreement and any Purchase Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by SLC Receivables of any covenant, agreement, representation or warranty required to be made or furnished by SLC or the waiver by SLC Receivables of any provision herein contained or contained in any Purchase Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Purchase Agreement, be construed to lessen the right of SLC Receivables to insist upon the performance by SLC in strict accordance with said terms.

            Section 15. Communication and Notice Requirements. All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to SLC or SLC Receivables, as the case may be, addressed as set forth in the Purchase Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to SLC or SLC Receivables by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

            Section 16. Form of Instruments. All instruments and documents delivered in connection with this Master Terms Purchase Agreement and any Purchase Agreement, and all proceedings to be taken in connection with this Master Terms Purchase Agreement and any Purchase Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and SLC Receivables shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

            Section 17. Amendment. This Master Terms Purchase Agreement, any Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee, materially and adversely affect the interest of any such Noteholder.

            This Master Terms Purchase Agreement, any Purchase Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by SLC, the Eligible Lender Trustee and SLC Receivables, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Purchased Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

            Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

            It shall not be necessary for the consent of Noteholders pursuant to this Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

            Prior to the execution of any amendment to this Master Terms Purchase Agreement, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Master Terms Purchase Agreement and the Opinion of Counsel referred to in Section 7.1(i)(i) of the

Administration Agreement. The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's own rights, duties or immunities under this Master Terms Purchase Agreement or otherwise.

            Section 18. Nonpetition Covenants. Notwithstanding any prior termination of this Master Terms Purchase Agreement, SLC and the Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause SLC Receivables to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against SLC Receivables under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of SLC Receivables or any substantial part of its property, or ordering the winding up or liquidation of the affairs of SLC Receivables.

            Section 19. Governing Law. This Master Terms Purchase Agreement and any Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Master Terms Purchase Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                          THE STUDENT LOAN CORPORATION
                                            (Seller)

                                          By: /s/  Bradley Svalberg
                                             -----------------------------------
                                              Name:  Bradley Svalberg
                                              Title: Vice President & Treasurer



                                          SLC STUDENT LOAN RECEIVABLES I, INC.
                                            (Purchaser)

                                          By:  /s/  Bradley Svalberg
                                             -----------------------------------
                                              Name:  Bradley Svalberg
                                              Title:    Treasurer


                                          CITIBANK, N.A.,
                                            not in its individual capacity but
                                            solely as Eligible Lender Trustee
                                            for Seller and Purchaser

                                          By:  /s/  Kristen Driscoll
                                             -----------------------------------
                                             Name:  Kristen Driscoll
                                             Title: Vice President

                                                                    Attachment A

                               PURCHASE AGREEMENT
                            Dated as of June 28, 2006

                           PURCHASE AGREEMENT NUMBER 1


            Pursuant to the Master Terms Purchase Agreement (as defined below), each of Citibank, N.A. as Eligible Lender Trustee (the "Eligible Lender Trustee") for the benefit of The Student Loan Corporation ("SLC") and SLC hereby offers for sale to SLC Student Loan Receivables I, Inc. ("SLC Receivables") the entire right, title (and with respect to legal title, to the Eligible Lender Trustee for the benefit of and on behalf of SLC under the Trust Agreement, dated as of August 30, 2003, between SLC and the Eligible Lender Trustee) and interest of SLC and the Eligible Lender Trustee in the Loans described in the related Bill of Sale and related Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, SLC Receivables and the Eligible Lender Trustee on behalf of SLC Receivables accept SLC's and the Eligible Lender Trustee's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days past due as of the Cutoff Date, which shall be the Closing Date.

                          TERMS, CONDITIONS AND COVENANTS
                          -------------------------------

            In consideration of the Purchase Price, each of SLC and the Eligible Lender Trustee on behalf of SLC hereby sells to SLC Receivables and the Eligible Lender Trustee on behalf of SLC Receivables the entire right, title and interest of SLC (and with respect to legal title, the Eligible Lender Trustee on behalf of SLC) in the Loans accepted for purchase, subject to all the terms and conditions of the Master Terms Purchase Agreement, dated as of June 28, 2006 (the "Master Terms Purchase Agreement"), and any amendments thereto, each incorporated herein by reference, among SLC, SLC Receivables, and the Eligible Lender Trustee. The Initial Payment for the Loans shall equal $2,199,023,930, equal to $2,247,545,230 (representing the sale price of the Notes less underwriters' discounts and fees), less $5,521,300 (representing the Reserve Account Initial Deposit), less $43,000,000 (representing the Capitalized Interest Account Initial Deposit), and less $0 (representing the Collection Account Initial Deposit).

            This document shall constitute a Purchase Agreement as referred to in the Master Terms Purchase Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms Purchase Agreement. All references in the Master Terms Purchase Agreement to Loans, Eligible Loans or Purchased Loans, as applicable, shall be deemed to refer to the Loans governed by this Purchase Agreement. SLC hereby makes all the representations and warranties set forth in Sections 5(A) and (B) of the Master Terms Purchase Agreement and makes such representations and warranties with respect to the Loans governed by this Purchase Agreement.

            Each of SLC and the Eligible Lender Trustee for the benefit of SLC authorizes the Eligible Lender Trustee for the benefit of SLC Receivables to use a copy of the related Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale (in lieu of OE

Form 1074), as official notification to the applicable Guarantor of assignment to the Eligible Lender Trustee on behalf of SLC Receivables of the Loans purchased pursuant hereto on the Closing Date.

            The parties hereto intend that the transfer of Purchased Loans described in the related Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans from SLC (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of SLC) to SLC Receivables (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of SLC Receivables). However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then SLC hereby grants to SLC Receivables a first priority security interest in and to all Purchased Loans described in the related Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

      THE STUDENT LOAN CORPORATION            SLC STUDENT LOAN RECEIVABLES I,
       (Seller)                                 INC.
                                                (Purchaser)

      By:______________________________       By:_______________________________
         Name:                                   Name:
         Title:                                  Title:

      CITIBANK, N.A., not in its
       individual capacity but solely as
       Eligible Lender Trustee for Seller
       and Purchaser

      By:______________________________
         Name:
         Title:

                                                                    Attachment B

                          PURCHASE AGREEMENT NUMBER 1
                    BLANKET ENDORSEMENT DATED JUNE 28, 2006
                    ---------------------------------------

            Citibank, N.A. not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") for the benefit of The Student Loan Corporation ("SLC"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the "Notes") described in the Bill of Sale dated the date hereof executed by SLC and the Eligible Lender Trustee for the benefit of SLC in favor of the Eligible Lender Trustee on behalf of SLC Student Loan Receivables I, Inc. ("SLC Receivables"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms Purchase Agreement, dated as of June 28, 2006, referred to in the Purchase Agreement among SLC, SLC Receivables and the Eligible Lender Trustee which covers the promissory note.

            This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

            Notwithstanding the foregoing, the Eligible Lender Trustee for the benefit of SLC agrees to individually endorse each Note in the form provided by SLC Receivables as SLC Receivables may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

            THE SALE AND PURCHASE OF THE PURCHASED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE MASTER TERMS PURCHASE AGREEMENT. BY EXECUTION HEREOF, SLC ACKNOWLEDGES THAT SLC HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON SLC RECEIVABLES'S PAYMENT TO SLC OF THE INITIAL PAYMENT (AS DEFINED IN THE MASTER TERMS PURCHASE AGREEMENT) AND, UNLESS OTHERWISE AGREED BY SLC AND SLC RECEIVABLES, SHALL BE EFFECTIVE AS OF THE DATE OF THE RELATED BILL OF SALE.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.



SELLER                                          PURCHASER

Citibank, N.A., not in its individual           SLC Student Loan Receivables
capacity but solely as Eligible Lender            I, Inc.
Trustee for the Benefit of The Student Loan
Corporation
                                                By:  ___________________________
                                                     (Signature of Authorized
Lender Code:_______________________________           Signatory for Purchase)


By:  ______________________________________     Name:
     (Signature of Authorized Officer)          Title:
                                                Date of Purchase:

Name:
Title:


                                                Citibank, N.A., not in its
                                                individual capacity but solely
                                                as Eligible Lender Trustee for
                                                the Benefit of SLC Student Loan
                                                Receivables I, Inc.


                                                By:  ___________________________
                                                    (Signature of Authorized
                                                      Officer)


                                                Name:
                                                Title:

                                                                    Attachment C

                        BILL OF SALE DATED JUNE 28, 2006


            The undersigned The Student Loan Corporation ("SLC") and Citibank, N.A. not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") on behalf of SLC under the Trust Agreement, dated as of August 30, 2003 between SLC and the Eligible Lender Trustee, for value received and pursuant to the terms and conditions of Purchase Agreement Number 1, dated as of June 28, 2006 (the "Purchase Agreement"), among SLC, SLC Student Loan Receivables I, Inc. ("SLC Receivables") and the Eligible Lender Trustee, do hereby sell, assign and convey to SLC Receivables (and with respect to legal title, the Eligible Lender Trustee on behalf of SLC Receivables) and its assignees all right, title and interest of SLC (and with respect to legal title, the Eligible Lender Trustee on behalf of SLC), including the insurance interest of SLC under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that SLC Receivables and the Eligible Lender Trustee on behalf of SLC Receivables have accepted for purchase. The portfolio of Loans accepted for purchase by the Eligible Lender Trustee on behalf of SLC Receivables and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

            SLC hereby makes the representations and warranties set forth in
Section 5 of the Master Terms Purchase Agreement incorporated by reference in the Purchase Agreement. SLC and the Eligible Lender Trustee on behalf of SLC authorize the Eligible Lender Trustee on behalf of SLC Receivables to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Eligible Lender Trustee on behalf of SLC Receivables of the related Loans on the Closing Date.

                       LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

o     Not in claims status, not previously rejected
o     Not in litigation
o     Last disbursement was on or before the Cutoff Date
o     Loan is not swap-pending


*Based upon SLC's estimated calculations, which may be adjusted upward or downward based upon SLC Receivables's reconciliation.

** Includes interest to be capitalized.

Guarantor(s):
California Student Aid Commission
Educational Credit Management Corporation of Virginia
Finance Authority of Maine
Georgia Higher Education Assistance Corporation
Great Lakes Higher Education Guaranty Corporation
Illinois Student Assistance Commission
Kentucky Higher Education Assistance Authority
Louisiana Education Loan Authority
Nebraska Student Loan Program
New York State Higher Education Services Corporation
Oklahoma Student Loan Authority
Rhode Island Student Loan Authority
Tennessee Student Assistance Corporation
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                          PURCHASER

The Student Loan Corporation                    SLC Student Loan Receivables
750 Washington Blvd.                              I, Inc.
Stamford, Connecticut 06901                     750 Washington Blvd.
                                                Stamford, Connecticut 06901

Lender Code:_______________________________


By:  ______________________________________     By:  ___________________________
     (Signature of Authorized Officer)               (Signature of Authorized
                                                      Signatory for Purchase)


Name:
Title:                                          Name:
                                                Title:
                                                Date of Purchase:


Citibank, N.A., not in its individual
capacity but solely as Eligible Lender
Trustee for the benefit of The Student Loan
Corporation and SLC Student Loan Receivables
I, Inc.


By:  ______________________________________
     (Signature of Authorized Signatory for
      Sale)


Name:
Title:
Date of Sale: